
   NUMBER                                                             SHARES
MDT                    MEDICAL DEVICE TECHNOLOGIES, INC.

                                                                  CUSIP

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
   OF THE STATE OF UTAH                                      CERTAIN DEFINITIONS


   THIS CERTIFIES THAT





   IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE  % CUMULATIVE CONVERTIBLE
       SERIES A PREFERRED STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

     -----------------                                   ------------------
- ---------------------- MEDICAL DEVICE TECHNOLOGIES, INC. -----------------------
     -----------------                                   ------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR
BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE, PROPERLY
ENDORSED.
     THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.
     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES
OF ITS DULY AUTHORIZED OFFICERS.

DATED:


          SECRETARY    MEDICAL DEVICE TECHNOLOGIES, INC.    PRESIDENT
                                   CORPORATE
                                     SEAL
                                     1980
                                     UTAH

                              COUNTERSIGNED:
                                 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                            (JERSY CITY, N.J.)    TRANSFER AGENT
                              BY

                                                              AUTHORIZED OFFICER


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
            AMERICAN BANKNOTE COMPANY                         PRODUCTION COORDINATOR DEE FERTIG - 215-850-2197
               680 BLAIR MILL ROAD                                          PROOF OF MAY 21, 1996
                HORSHAM, PA 19044                                     MEDICAL DEVICE TECHNOLOGIES, INC.
                  215-567-3480                                                   H 44180bk1

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   SALES PERSON-          R JOHNS 212-557-9100                OPR.             LR                       NEW
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   /home/larryt/inprogress/home 13/MEDICAL 44180                           /net/banknote/home 13/M
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

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND
THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR
RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM -- as tenants in common                            UNIF GIFT MIN ACT -- __________ Custodian ___________
     TEN ENT -- as tenants by the entireties                                           (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
                survivorship and not as tenants                                      Act _____________
                in common                                                                   (State)

                             Additional abbreviations may also be used through not in the above list.

     For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------

- ---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _________________________________


                                ________________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signatures(s) Guaranteed:

_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.

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
            AMERICAN BANKNOTE COMPANY                         PRODUCTION COORDINATOR DEE FERTIG - 215-850-2197
               680 BLAIR MILL ROAD                                          PROOF OF MAY 21, 1996
                HORSHAM, PA 19044                                     MEDICAL DEVICE TECHNOLOGIES, INC.
                  215-567-3480                                                   H 44180BK1

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   SALES PERSON-          R. JOHNS 212-557-9100                OPR.             LR                       NEW
- ------------------------------------------------------------------------------------------------------------------
   /home/larryt/inprogress/home 13/MEDICAL 44180                           /net/banknote/home 13/M
- ------------------------------------------------------------------------------------------------------------------
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